UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 3, 2005
                                                      -------------

                           FRANKLIN ELECTRIC CO., INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INDIANA                    0-362            35-0827455
                -------                    -----            ----------
     (STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
             INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

             400 EAST SPRING STREET
                BLUFFTON, INDIANA                            46714
                ------------------                           -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                (260) 824-2900
                                 -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 3, 2005 the Personnel and Compensation Committee of Franklin Electric Co., Inc. (the "Company") granted a restricted stock award, under the Amended & Restated Franklin Electric Co., Inc. Performance Incentive Stock Plan (the "Plan"), in the amount of 10,000 shares to Robert J. Stone, Vice President, Submersible Engineering, Sales and Marketing. Under the Plan, employees may be granted restricted shares of the Company's common stock, vesting subject to the employee performance of certain goals. A copy of the agreement is attached as Exhibit 10.1.


Item 9.01 Financial Statements & Exhibits

Exhibit
Number      Description

10.1 Agreement for Employee Restricted Stock Award dated March 3, 2005 between the Company and Robert Stone.*


* Management contract or compensatory plan or arrangement.
































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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date March 7, 2005               By /s/ Gregg C. Sengstack
     ------------------             -------------------------------
                                    Gregg C. Sengstack, Senior Vice
                                    President, Chief Financial
                                    Officer and Secretary (Principal
                                    Financial and Accounting Officer)